PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance of Premier Insured Municipal Bond Fund, National Series for the semi-annual reporting period year ended January 31, 1997 as shown in the following table:

                                                                                                 Annualized
                                                       Total Return*                         Distribution Rate**
                                                      __________________                     __________________
            Class A                                        3.19%                                    4.34%
            Class B                                        2.84%                                    4.04%
            Class C                                        2.72%                                    3.79%

THE ECONOMY
    The Federal Open Market Committee, the policy-making arm of the Federal Reserve Board (the "Fed"), has left monetary policy unchanged since late January, 1996 when it reduced both the Federal Funds target rate and the Discount Rate. Despite the Open Market Committee's apparent satisfaction regarding interest rate levels, long-term interest rates rose through midyear in anticipation that the economy would overheat and bring a rekindling of inflation. In fact, the opposite occurred. Throughout the year, the economy alternately slowed and accelerated in a relatively narrow band, while inflation remained subdued. The unemployment rate remained below 5.5% for most of the year, while the growth in new jobs was robust (and worrisome, since it seemed to indicate the economy was growing too fast). The tightening labor market did not result in inflationary increases in wage rates, however, since workers seemed more concerned with keeping their jobs than with getting raises. For the full year 1996, the Employment Cost Index (a statistical series closely followed by Federal Reserve Board Chairman Greenspan) rose
2.9% and the Consumer Price Index rose by 3.3%. Evidently, noninflationary wage increases were a key factor in the Fed's accommodative monetary policy la st year. Recent remarks by Chairman Greenspan have indicated his awareness that the period of wage restraint may be ending, particularly as the economy seemed to be again strengthening at the end of the year.
    Spurred by record exports and a late-year surge in industrial production, the economy ended 1996 on a decidedly upbeat note. Fourth quarter gross domestic product (GDP) rose at a 4.7% annual rate, significantly above consensus estimates. Yet, as was the case for all of 1996, inflation remained under control. The GDP price deflator increased at an annual rate of only 1.4%, the smallest rise for this broad measure of inflation in 30 years. With the economy now in its sixth year of recovery, it is no surprise that consumer attitude surveys show rising confidence. According to the Conference Board, consumer confidence is at its highest level since the current economic expansion began in March 1991. This consumer optimism was reflected dramatically in the real estate market where sales of existing homes in 1996 rose above four million units for the first time.
    Yet there are some factors that possess the potential to dampen economic growth. Continued cautious consumer retail spending combined with modest installment borrowing could result in inventory accumulation and a slowdown in production. Last year, retail sales rose 4.4%, a moderate rate of increase, particularly after adjusting for the 3.3% rate of inflation. On the international front, the strength in the dollar could curb the demand for U.S. goods abroad and slow U.S. factories' activity. Well worth watching in the near term is the continued strong rate of growth in new jobs which, when combined with a low unemployment rate, could result in workers' concerns about job security being replaced by demand for wage increases. In turn, if wage increases become inflationary, they could lead to a tightening in monetary policy by the Open Market Committee.
MARKET ENVIRONMENT
    For much of the past year the trading environment for fixed income securities has been dominated by a measure of volatility one would expect to find during periods of rapidly shifting perceptions as to the course of economic growth and the ensuing level of inflationary pressures. Early on, attention focused on the tightening of the labor markets as the economy continued to expand at a quickening pace. Investors became convinced of an imminent tightening of monetary policy by the Federal Reserve Board's Open Market Committee. As such, interest rates were driven to their highest levels in more than a year. As subsequent data showed an abatement in the pace of the economy's rate of growth and the absence of any clear signs of inflationary pressures market perceptions quickly reversed, sending prices up and interest rates back down to more comfortable levels. These rapid shifts in investors' perceptions of the economy and the appropriate levels of long-term interest rates occurred frequently throughout the year, establishing a broad trading range in prices. In November, as investors became convinced of a significant slowing in the rate of growth of the economy, this range in prices was redefined to higher levels. With the turn of the calendar into 1997, however, these higher levels proved unsustainable as evidence continued to mount of the resilience of the economy's current expansion.
    Throughout 1996 municipal securities were hard pressed to escape the volatility witnessed by the fixed income markets in general. Ultimately, tax exempt bonds were supported by a formidable technical dynamic of strong demand and limited supply which enabled municipals to significantly outperform their taxable counterparts. A comparison of the movement of 30-year U.S. Treasury yields and municipal yields as represented by the Bond Buyer's 25 Bond Revenue Index clearly illustrates this point. Over the course of the year ended January 31, 1997, 30-year Treasury yields rose more than 75 basis points (0.75%) to close the period at 6.78%. Over the same time the Revenue Index increased by 33 basis points to close the period at 6.02%.
THE PORTFOLIO
    In managing your Fund's assets during a period of such volatility, a decidedly conservative posture was maintained. During those periods when perceptions became more tentative, emphasis was placed on those securities bearing more muted characteristics of principal volatility and higher levels of tax-free income. At these times higher levels of cash reserves were established in order to further buffer the portfolio from the consequences of a rising interest rate environment. As perceptions became more constructive and prices advanced, trading activity sought to extend portfolio duration in order to capitalize on potential price appreciation inherent in such an environment.
    We appreciate your investment in the Premier Insured Municipal Bond Fund, National Series, and we want to assure you that we are, at all times, working in the Fund's best interest.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
February 17, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period, in the case of Class A shares or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some investors may be subject to the Federal Alternative Minimum Tax.

PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
STATEMENT OF INVESTMENTS                                                                              JANUARY 31, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments_97.3%                                                                  Amount          Value
                                                                                                       _______         ______
California_10.0%
Bay Area Association, Tax Allocation Revenue (California Redevelopment Agency
Pool)
  6%, 12/15/2024 (Insured; CGIC)............................................                     $     250,000    $   256,058
California Housing Finance Agency, Revenue 5.70%, 8/1/2016 (Insured; MBIA)..                           200,000        197,682
California Pollution Control Financing Authority, PCR (Southern California
Edison Co.)
  6.40%,12/1/2024 (Insured; AMBAC)..........................................                           400,000        420,160
San Francisco Building Authority, LR (San Francisco Civic Center Complex)
  5.25%, 12/1/2021 (Insured; AMBAC).........................................                         1,000,000        946,230
Georgia_5.2%
Atlanta and Fulton County Recreation Authority, Revenue, Refunding
  (Downtown Arena Public Improvement Project) 5.375%, 12/1/2026 (Insured; MBIA)                      1,000,000        958,390
Florida_1.0%
Miami Health Facilities Authority, Health Facility Revenue, Refunding
  (Mercy Hospital Project) 5.125%, 8/15/2020 (Insured; AMBAC)...............        .                  200,000        184,100
Illinois_11.4%
Chicago Midway Airport, Revenue 6.25%, 1/1/2024 (Insured; MBIA).............                           200,000        204,578
Chicago Wastewater Transmission Revenue:
  6.375%, 1/1/2024 (Insured; MBIA)..........................................                           200,000        212,052
  Refunding, 5.125%, 1/1/2025 (Insured; FGIC)...............................                         1,000,000        914,230
Illinois Health Facilities Authority, Revenue:
  (Northwestern Medical Faculty Foundation-Health Care)
    6.625%, 11/15/2025 (Insured; MBIA)......................................                           500,000        541,915
  Refunding (Lutheran General Health System) 6.25%, 4/1/2018 (Insured; FSA).                           200,000        218,910
Indiana_15.5%
Indiana Development Finance Authority, Environmental Revenue (PSI Energy,
Inc.)
  5.75%, 2/15/2028 (Insured; MBIA)..........................................                         1,000,000        968,370
Indiana Health Facility Financing Authority, HR:
  (Lutheran Hospital of Indiana, Inc.) 7%, 2/15/2019 (Insured; AMBAC).......                           600,000        643,620
  Refunding (County Hospital of Anderson Project) 6%, 1/1/2014 (Insured; MBIA)                       1,000,000      1,023,960
Lafayette Redevelopment Authority, Redevelopment Lease Rent
  5.95%, 1/1/2020 (Insured; MBIA)...........................................                           200,000        201,348
Iowa_1.8%
Clinton, PCR, Refunding (Interstate Power Co. Project)
  6.35%, 12/1/2012 (Insured; AMBAC).........................................                           300,000        320,085
Massachusetts_11.4%
Massachusetts Housing Finance Agency:
  Housing Revenue, Refunding 6.75%, 7/1/2028 (Insured; AMBAC)...............                         1,000,000      1,047,430
  SFHR 6.60%, 12/1/2026 (Insured; AMBAC)....................................                         1,000,000      1,029,785
Nevada_1.1%
Clark County Passenger Facility Charge, Revenue, Custodial Receipts
  (Las Vegas McCarran International Airport) 6.25%, 7/1/2022 (Insured; AMBAC)                          200,000        205,412

PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                              JANUARY 31, 1997 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       _______         ______
New Jersey_7.0%
New Jersey Economic Development Authority:
  PCR (Public Service Electric & Gas Co.) 6.40%, 5/1/2032 (Insured; MBIA)...                     $     200,000    $   211,186
  Water Facilities Revenue (NJ American Water Co., Inc. Project)
    6.875%, 11/1/2034 (Insured; FGIC).......................................                           500,000        549,585
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
  6.375%, 10/1/2026 (Insured; MBIA).........................................                           500,000        511,865
New Mexico_6.7%
Farmington, PCR, Refunding (Southern California Edison Co.)
  5.875%, 6/1/2023 (Insured; MBIA)..........................................                         1,000,000      1,013,040
Santa Fe 6.30%, 6/1/2024 (Insured; AMBAC)...................................                           200,000        219,316
New York_1.1%
Metropolitan Transportation Authority, Dedicated Tax Fund
  5.25%, 4/1/2026 (Insured; MBIA)...........................................                         1,000,000        943,740
New York State Energy Research and Development Authority, PCR, Refunding
  (Rochester Gas & Electric Project) 6.50%, 5/15/2032 (Insured; MBIA).......                           200,000        212,658
North Dakota_1.1%
Grand Forks Health Care Facilities Revenue (United Hospital Obligated Group)
  6.25%, 12/1/2019 (Insured; MBIA)..........................................                           200,000        210,250
Oklahoma_2.4%
Oklahoma Industries Authority, HR (Baptist Medical Center)
  7%, 8/15/2014 (Insured; AMBAC)............................................                           400,000        440,520
South Carolina_1.2%
South Carolina Public Service Authority, Revenue, Refunding
  6.375%, 7/1/2021 (Insured; AMBAC).........................................                           200,000        210,840
Texas_4.0%
Austin, Airport Systems Revenue 6.125%, 11/15/2025 (Insured; MBIA)..........                           500,000        511,035
Gulf Coast Waste Disposal Authority, Revenue, Refunding
  (Houston Light & Power Co. Project) 6.375%, 4/1/2012 (Insured; MBIA)......                           200,000        213,060
Washington_6.0%
Washington, MFMR 7.40%, 1/1/2030 (Insured; FSA).............................                         1,000,000      1,091,920
West Virginia_5.2%
West Virginia, GO 5.25%, 11/1/2023 (Insured; FGIC)..........................        .                1,000,000        947,040
                                                                                                                      _______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $17,194,122)........................................................                                      $17,780,370
                                                                                                                      =======

PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  JANUARY 31, 1997 (UNAUDITED)
                                                                                                     Principal
Short-Term Municipal Investments_2.7%                                                                  Amount          Value
                                                                                                       _______         ______
U.S. Related;
Puerto Rico Electric Power Authority, Power Revenue 3.67%, 7/1/2023 (a)
  (cost $500,000)...........................................................                     $     500,000    $   500,000
                                                                                                                      =======
TOTAL INVESTMENTS_100.0% (cost $17,694,122).................................                                      $18,280,370
                                                                                                                      =======

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
CGIC          Capital Guaranty Insurance Company                 MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FSA           Financial Security Assurance                       MFMR    Multi-Family Mortgage Revenue
GO            General Obligation                                 PCR     Pollution Control Revenue
HR            Hospital Revenue                                   SFHR    Single Family Housing Revenue

Summary of Combined Ratings

Fitch (b)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       __________________         ____________________
AAA                                Aaa                            AAA                              100.0%
                                                                                                   ====

Notes to Statement of Investments:

    (a) Inverse floater security_the interest rate is subject to change periodically.
    (b) Fitch currently provides creditworthiness information for a limited number of investments.
    (c) At January 31, 1997, 43.2% of the Fund's net assets are insured by MBIA and 30.1% are insured by AMBAC.















SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                               JANUARY 31, 1997 (UNAUDITED)
                                                                                                    Cost              Value
                                                                                                  _______             ______
ASSETS:                          Investments in securities_See Statement of Investments       $17,694,122        $18,280,370
                                 Cash.......................................                                         353,059
                                 Interest receivable........................                                         225,416
                                 Prepaid expenses...........................                                          37,324
                                                                                                                     _______

                                                                                                                  18,896,169
                                                                                                                     _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         7,568
                                 Due to Distributor.........................                                           8,602
                                 Accrued expenses and other liabilities.....                                          30,592
                                                                                                                     _______

                                                                                                                      46,762
                                                                                                                     _______
NET ASSETS..................................................................                                     $18,849,407
                                                                                                                     =======
REPRESENTED BY:                  Paid-in capital............................                                     $18,221,930
                                 Accumulated net realized gain (loss) on investments                                  41,229
                                 Accumulated net unrealized appreciation
                                 ........        (depreciation) on investments_Note 3                                586,248
                                                                                                                     _______
NET ASSETS..................................................................                                     $18,849,407
                                                                                                                     =======


                                                    NET ASSET VALUE PER SHARE
                                                __________________________________


                                                                            Class A         Class B          Class C
                                                                            ______         _______          _______
Net Assets..................................................             $8,071,751     $10,776,635           $1,021
Shares Outstanding..........................................                615,713         821,797           77.890
NET ASSET VALUE PER SHARE...................................                 $13.11          $13.11           $13.11
                                                                               ====            ====             ====









SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED JANUARY 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $571,358
EXPENSES:                        Management fee_Note 2(a)...................                     $  54,247
                                 Shareholder servicing costs _Note 2(c).....                        33,470
                                 Distribution fees_Note 2(b)................                        28,324
                                 Registration fees..........................                        21,563
                                 Auditing fees..............................                         8,018
                                 Prospectus and shareholders' reports.......                         3,007
                                 Legal fees.................................                         1,783
                                 Trustees' fees and expenses_Note 2(d)......                         1,559
                                 Custodian fees.............................                         1,179
                                 Miscellaneous..............................                         8,002
                                                                                                     _____
                                       Total Expenses.......................                       161,152
                                 Less_reduction in management fee due to
                                     undertaking_Note 2(a)..................                        (9,540)
                                                                                                     _____
                                       Net Expenses.........................                                          151,612
                                                                                                                        _____
INVESTMENT INCOME_NET.......................................................                                          419,746
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 3:
                                 Net realized gain (loss) on investments....                     $  41,348
                                 Net unrealized appreciation (depreciation) on investments                            128,707
                                                                                                     _____
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          170,055
                                                                                                                        _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $589,801
                                                                                                                        =====











SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      Six Months Ended
                                                                                      January 31, 1997    Year Ended
                                                                                        (Unaudited)      July 31, 1996
                                                                                          _________           _______
OPERATIONS:
  Investment income_net.................................................              $     419,746      $    877,544
  Net realized gain (loss) on investments...............................                     41,348           107,880
  Net unrealized appreciation(depreciation) on investments..............                    128,707            21,056
                                                                                            _______           _______
      Net Increase (Decrease) in Net Assets Resulting from Operations...                    589,801         1,006,480
                                                                                            _______           _______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares......................................................                   (191,022)         (418,559)
    Class B shares......................................................                   (228,705)         (458,960)
    Class C shares......................................................                        (19)              (25)
  Net realized gain on investments:
    Class A shares......................................................                    (38,568)          (20,944)
    Class B shares......................................................                    (53,235)          (25,745)
    Class C shares......................................................                         (5)               (2)
                                                                                            _______           _______
      Total Dividends...................................................                   (511,554)         (924,235)
                                                                                            _______           _______
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares......................................................                    532,102         1,931,728
    Class B shares......................................................                    995,890         1,825,900
    Class C shares......................................................                       ___              1,000
  Dividends reinvested:
    Class A shares......................................................                    147,198           267,130
    Class B shares......................................................                    195,848           311,548
    Class C shares......................................................                         24                28
  Cost of shares redeemed:
    Class A shares......................................................                 (1,052,057)       (2,111,785)
    Class B shares......................................................                 (1,317,879)       (1,048,828)
                                                                                            ______-           ______-
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions              (498,874)        1,176,721
                                                                                            ______-           ______-
        Total Increase (Decrease) in Net Assets.........................                   (420,627)        1,258,966
NET ASSETS:
  Beginning of Period...................................................                 19,270,034        18,011,068
                                                                                            ______-           ______-
  End of Period.........................................................                $18,849,407       $19,270,034
                                                                                            =======           =======





SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                   Shares
                                                                                  _______________________________________
                                                                                   Six Months Ended
                                                                                   January 31, 1997             Year Ended
                                                                                     (Unaudited)               July 31, 1996
                                                                                      __________                  _______
CAPITAL SHARE TRANSACTIONS:
    Class A
    _____
    Shares sold..........................................................                 40,486                  147,108
    Shares issued for dividends reinvested...............................                 11,169                   20,186
    Shares redeemed......................................................                (79,659)                (159,424)
                                                                                           _____                    _____
                              Net Increase (Decrease) in Shares Outstanding              (28,004)                  7,870
                                                                                           =====                    =====
    Class B
    _____
    Shares sold..........................................................                 75,872                  138,665
    Shares issued for dividends reinvested...............................                 14,849                   23,538
    Shares redeemed......................................................               (100,001)                 (79,501)
                                                                                           _____                    _____
                              Net Increase (Decrease) in Shares Outstanding               (9,280)                  82,702
                                                                                           =====                    =====
    Class C*
    _____
    Shares sold..........................................................                     __                       74
    Shares issued for dividends reinvested...............................                      2                        2
                                                                                           _____                    _____
                              Net Increase (Decrease) in Shares Outstanding                    2                       76
                                                                                           =====                    =====
    *From December 4, 1995 (commencement of initial offering) to July 31,
    1996.














SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                       Class A Shares
                                                                     _____________________________________________________
                                                                       Six Months Ended
                                                                       January 31, 1997        Year Ended July 31,
                                                                                          ______________________________
PER SHARE DATA:                                                          (Unaudited)        1996      1995      1994(1)
                                                                          _________         ____      ____       ____
    Net asset value, beginning of period..............                     $13.06         $13.01    $12.94     $12.50
                                                                             ____           ____      ____       ____
    Investment Operations:
    Investment income_net.............................                        .30            .63       .77        .18
    Net realized and unrealized gain (loss)
      on investments..................................                        .11            .08       .07        .44
                                                                             ____           ____      ____       ____
    Total from Investment Operations..................                        .41            .71       .84        .62
                                                                             ____           ____      ____       ____
    Distributions:
    Dividends from investment income_net..............                       (.30)          (.63)     (.77)      (.18)
    Dividends from net realized gain on investments...                       (.06)          (.03)       ._         ._
                                                                             ____           ____      ____       ____
    Total Distributions...............................                       (.36)          (.66)     (.77)      (.18)
                                                                             ____           ____      ____       ____
    Net asset value, end of period....................                     $13.11         $13.06    $13.01     $12.94
                                                                             ====           ====      ====       ====
TOTAL INVESTMENT RETURN(2)............................                       6.33%(3)       5.56%     6.86%      4.99%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...........                       1.25%(3)       1.17%      .08%         _
    Ratio of net investment income
      to average net assets...........................                       4.55%(3)       4.80%     6.02%      5.44%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager
      (limited to the expense limitation
      provision of the management agreement)..........                        .09%(3)        .13%     1.25%      2.50%(3)
    Portfolio Turnover Rate...........................                      26.11%(4)      29.73%     9.17%         _
    Net Assets, end of period (000's Omitted).........                     $8,072         $8,409    $8,272     $2,525
    (1)  From May 4, 1994 (commencement of operations) to July 31, 1994.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                       Class B Shares
                                                                      ____________________________________________________
                                                                       Six Months Ended
                                                                       January 31, 1997        Year Ended July 31,
                                                                                          ______________________________
PER SHARE DATA:                                                          (Unaudited)        1996      1995      1994(1)
                                                                          _________         ____      ____      ____
    Net asset value, beginning of period..............                      $13.07        $13.01    $12.95    $12.50
                                                                              ____          ____      ____      ____
    Investment Operations:
    Investment income_net.............................                         .27           .57       .71       .16
    Net realized and unrealized gain (loss)
      on investments..................................                         .10           .09       .06       .45
                                                                              ____          ____      ____      ____
    Total from Investment Operations..................                         .37           .66       .77       .61
                                                                              ____          ____      ____      ____
    Distributions:
    Dividends from investment income-net..............                        (.27)         (.57)     (.71)     (.16)
    Dividends from net realized gain on investments...                        (.06)         (.03)       ._        ._
                                                                              ____          ____      ____      ____
    Total Distributions...............................                        (.33)         (.60)     (.71)     (.16)
                                                                              ____          ____      ____      ____
    Net asset value, end of period....................                      $13.11        $13.07    $13.01    $12.95
                                                                              ====          ====      ====      ====
TOTAL INVESTMENT RETURN(2)............................                        5.63%(3)      5.09%     6.24%     4.94%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...........                        1.75%(3)      1.68%      .59%      .50%(3)
    Ratio of net investment income
      to average net assets...........................                        4.04%(3)      4.28%     5.51%     4.90%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager
      (limited to the expense limitation
      provision of the management agreement)..........                         .10%(3)       .13%     1.27%     2.50%(3)
    Portfolio Turnover Rate...........................                       26.11%(4)     29.73%     9.17%        _
    Net Assets, end of period (000's Omitted).........                     $10,777       $10,860    $9,739    $3,343
    (1)  From May 4, 1994 (commencement of operations) to July 31, 1994.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                               Class C Shares
                                                                                    ______________________________________
                                                                                     Six Months Ended        Year Ended
                                                                                     January 31, 1997         July 31,

PER SHARE DATA:                                                                        (Unaudited)              1996(1)
                                                                                    __________________    _______________
    Net asset value, beginning of period................................                 $13.07               $13.53
                                                                                            ___                 ____
    Investment Operations:
    Investment income_net...............................................                    .25                  .34
    Net realized and unrealized gain (loss)
      on investments....................................................                    .10                 (.43)
                                                                                            ___                 ____
    Total from Investment Operations....................................                    .35                 (.09)
                                                                                            ___                 ____
    Distributions:
    Dividends from investment income_net................................                   (.25)                (.34)
    Dividends from net realized gain on investments.....................                   (.06)                (.03)
                                                                                            ___                 ____
    Total Distributions.................................................                   (.31)                (.37)
                                                                                            ___                 ____
    Net asset value, end of period......................................                 $13.11               $13.07
                                                                                            ===                 ====
TOTAL INVESTMENT RETURN(2)..............................................                   5.40%(3)             (.94%)(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.............................                   2.00%(3)             2.08%(3)
    Ratio of net investment income
      to average net assets.............................................                   3.71%(3)             3.84%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager
      (limited to the expense limitation
      provision of the management agreement)............................                    .07%(3)             1.17%(3)
    Portfolio Turnover Rate.............................................                  26.11%(4)            29.73%
    Net Assets, end of period (000's Omitted)...........................                     $1                   $1
    (1)  From December 4, 1995 (commencement of initial offering) to July 31, 1996.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Premier Insured Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering six series including the National Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal
PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from August 1, 1996 through July 31, 1997, to reduce the management fees paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 distribution plan fees, taxes, brokerage, interest on borrowings and extraordi nary expenses) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $9,540 during the period ended January 31, 1997.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended January 31, 1997, $28,320 was charged to the Fund for the Class B shares and $4 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 1997, $10,497, $14,160 and $1 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $4,702 during the period ended January 31, 1997.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended January 31, 1997 amounted to $4,823,150 and $5,631,872, respectively.
    At January 31, 1997, accumulated net unrealized appreciation on investments was $586,248, consisting of $702,448 gross unrealized appreciation and $116,200 gross unrealized depreciation.
    At January 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



PREMIER INSURED MUNICIPAL
BOND FUND, NATIONAL SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                        128/376SA971
Semi-Annual Report
Premier Insured
Municipal Bond Fund
National Series
January 31, 1997
Registration Mark
[Dreyfus lion/2hres logo]